REVOLVING LINE OF CREDIT AGREEMENT

                                 by and between

                                  BIOTIME, INC.
                                  as "Borrower"

                                       and

                               ALFRED D. KINGSLEY
                                   as "Lender"



                           Dated as of March 27, 2002



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                                TABLE OF CONTENTS

1.  General Definitions...................................................1

2.  Draws and Disbursements...............................................2

3.  Terms of Payment......................................................4

4.  Warrant...............................................................5

5.  Events of Default.....................................................5

6.  Remedies On Default...................................................6

7.  Representations and Warranties of Borrower............................6

8.  Affirmative Covenants.................................................8

9.  Fees and Charges of Attorneys and Others..............................9

10. Maximum Permitted Interest...........................................10

11. Governing Law........................................................10

12. Successors and Assigns...............................................10

13. Entire Agreement; Amendment..........................................10

14. Survival.............................................................10

15. Notices..............................................................10

16. Delays and Omissions.................................................11

17. Rules of Construction................................................11

18. Severability.........................................................11

19. Counterparts.........................................................12

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                       REVOLVING LINE OF CREDIT AGREEMENT

         This Revolving Line of Credit Agreement ("Credit Agreement") is made and entered into as of March 27, 2002, by and between Alfred D. Kingsley ("Lender"), and BioTime, Inc., a California corporation ("Borrower").


                                    RECITALS

Borrower has requested a credit facility consisting of a revolving line of credit, and Lender is willing to make the requested credit facility to Borrower, but only upon the terms, and subject to the conditions, contained herein.


                                    AGREEMENT

Now, therefore, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. General Definitions. The following words shall have the following meanings:

                  1.1 "Business Day" means any day that is not a Saturday, a Sunday, or a day on which banks are required, or permitted, to be closed in the State of New York.

                  1.2 "Credit Facility" means the right of Borrower to borrow up to $300,000 from Lender under the terms and conditions of this Credit Agreement and the Note.

                  1.3 "Debtor Relief Law" means the Bankruptcy Code of the United States of America, as amended, or any other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief law affecting the rights of creditors generally.

                  1.4 "Event of Default" or "Events of Default" means any of the events specified in Section 5, 19.

                  1.5 "Loan" means the loans made by Lender to Borrower pursuant to this Credit Agreement, and evidenced by the Note.

                  1.6 "Loan Documents" means this Credit Agreement, the Note, the Warrant Agreement, and all other agreements, instruments, and documents in favor of Lender, now or hereafter executed by or on behalf of Borrower and delivered to Lender in connection with this Credit Agreement or in connection with any of the transactions contemplated hereby.

                  1.7 "Maturity Date" means the earlier of (i) March 31, 2003, and (ii) such date on which Borrower shall have received an aggregate of $600,000 through (A) the sale of capital stock, (B) the collection of license fees, signing fees, milestone fees, or similar fees under

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Borrower's  Exclusive  License  Agreement with Abbott  Laboratories or under any other present or future agreement pursuant to which Borrower grants one or more licenses to use Borrower's patents or technology, (C) funds borrowed from other lenders, or (D) any combination of sources under clauses (A) through (C).

                  1.8 "Note" means the promissory note, of even date, in the form attached as EXHIBIT A, evidencing the Loan to be executed concurrently with this Credit Agreement.

                  1.9 "Warrant" means the stock purchase warrant issued under the Warrant Agreement attached as EXHIBIT B, entitling the holder thereof to purchase common shares of the Borrower.

         2. Draws and Disbursements.

                  2.1 Maximum Loan Amount. On the terms and conditions set forth in this Credit Agreement, Lender shall make available to Borrower the Credit Facility, as a revolving line of credit in a principal amount not to exceed at any one time Three Hundred Thousand Dollars ($300,000), less all amounts of principal prepaid or required to be prepaid under Section 3.2.1 of this Credit Agreement (the "Maximum Loan Amount").

                  2.2 Draw Period. Borrower may request from Lender advances of funds ("Draws") under the Credit Facility from the date of this Agreement until March 1, 2003 (the "Draw Period"). As amounts drawn by Borrower hereunder are repaid, they may be reborrowed subject to the terms and conditions of this Credit Agreement; provided, that at no time shall the aggregate principal amount of Loans outstanding under this Credit Agreement exceed the Maximum Loan Amount. The Draw Period may be terminated by Borrower at any time by written notice to Lender. Subject to the terms and conditions of this Credit Agreement, and provided that no Event of Default has occurred, Lender shall make advances to Borrower upon request as provided in this Section 2. Upon the occurrence of an Event of, one of Lender's remedies includes Lender's right to terminate the Draw Period and Borrower's right to make Draws under this Credit Agreement.

                  2.3 Increments. Draws must be in increments of not less than One Hundred Thousand Dollars ($100,000), or the remaining amount available under the Credit Facility, whichever is less.

                  2.4 Use of Funds. All funds borrowed under this Credit Agreement will be used as working capital to pay Borrower expenses arising in the ordinary course of business.

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         2.5 Disbursement Procedures.

                           2.5.1 Borrower  hereby  appoints its Chief  Executive
Officer, President, and Chief Financial Officer as the officers authorized to make Draws under this Credit Agreement during the Draw Period. Any one of such officers (the "Authorized Officers") is authorized to make Draws. Lender, at its sole option, may require that all requests for Loan funds be in writing, signed by an Authorized Officer, in a form acceptable to Lender. Facsimile documents may be accepted by Lender as originals. Any Draw by an Authorized Officer shall constitute an ongoing representation and warranty by Borrower that at the time of request for or payment of any Draw no Event of Default has occurred.

                           2.5.2 Draws shall be paid according to the Authorized
Officer's instructions, except that checks representing Loan funds shall always be made payable to Borrower, and wire transfers shall only be permitted if Borrower has authorized payment into the account into which the funds are to be deposited. The appointment of the above-named Authorized Officer(s) shall remain in full force and effect until written notice of revocation of appointment signed by the Chief Executive Officer or Chief Financial Officer of Borrower has been received by Lender.

                           2.5.3 Lender shall advance Loan funds available under
the Credit Facility in accordance with Borrower's Draws within four (4) Business Days after the receipt of the Draw.

                           2.5.4   Each  Draw  shall  be   accompanied   by  the
certificates required by Section 2.6.

                           2.5.5  Borrower  shall   indemnify  and  hold  Lender
harmless from loss or liability of any kind arising from or related to any action or inaction taken by Lender in good faith in reliance upon instructions received from any Authorized Officer.

         2.6 Conditions Precedent. The following conditions must be satisfied before Lender shall be obligated to disburse Loan funds to Borrower pursuant to a Draw:

                           2.6.1 Due execution.  Lender shall have received duly
originals of this Credit Agreement and all other Loan Documents.

                           2.6.2 Approvals.  Lender shall have received evidence
satisfactory to it that all consents and approvals which are necessary for, or required as a condition of, the validity and enforceability of this Credit Agreement and all other Loan Documents have been obtained and are in full force and effect.

                           2.6.3  Representations and Warranties Correct. All of
Borrower's representations and warranties contained in this Credit Agreement and in any other Loan Document shall be true and correct in all material respects on the date the Loan funds are

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disbursed, and Borrower shall have delivered to Lender a certificate executed by an Authorized Officer to such effect.

                           2.6.4 No Event of Default.  No Event of Default shall
have occurred, and Borrower shall have delivered to Lender a certificate executed by an Authorized Officer to such effect.

                           2.6.5 Independent Verification. Borrower must provide
for Lender's review and acceptance such documentation as may be required by Lender to ensure Borrower is in compliance with the terms and conditions of this Credit Agreement, including, without limitation, resolutions of Borrower's board of directors or a duly constituted and authorized committee thereof, certified by the secretary or an assistant secretary of the corporation, authorizing the execution and delivery of this Agreement and the other Loan Documents and performance of Borrower's obligations hereunder and thereunder.

                           2.6.6  Warrant.  Prior to the initial Draw under this
Credit Agreement, Borrower must have executed the Warrant Agreement and issued the Warrant to Lender.

                           2.6.7  Closing  Costs.  Borrower  must  have paid all
attorneys' fees incurred by Lender in connection the preparation, execution, and delivery of the Loan Documents, and all reports and notices required to be filed by Lender or its affiliates under the Securities Exchange Act of 1934, as amended, in connection with this Agreement and Lender's receipt of the Warrant.

         3. Terms of Payment.

                  3.1 Interest. Interest shall accrue and be payable at the rate of 10% per annum on the outstanding principal balance of the Loan. Interest shall accrue from the date of each disbursement of principal pursuant to a Draw. Accrued interest shall be paid with principal on the Maturity Date. Interest will be charged on that part of outstanding principal of the Loan which has not been paid and shall be calculated on the basis of a 360-day year and a 30-day month.

                  3.2 Payment of Principal. The outstanding principal balance of the Loan, together with accrued interest, shall be paid in full on the Maturity Date.

                           3.2.1 Mandatory Prepayment of Principal. In the event
that Borrower receives, in the aggregate, an amount of funds in excess of $300,000 but less than $600,000 from (A) the sale of capital stock, (B) the collection of license fees, signing fees, milestone fees, or similar fees under Borrower's Exclusive License Agreement with Abbott Laboratories, or under any other present or future agreement pursuant to which Borrower grants one or more licenses to use Borrower's patents or technology, (C) funds borrowed from other lenders, or (D) any combination of sources under clauses (A) through (C), Borrower shall use the funds in excess of $300,000 to prepay principal, plus accrued interest, within two business days after such funds are

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received by Borrower,  and the amount of  principal so prepaid  shall reduce the
Maximum Loan Amount.

                           3.2.2 Optional Prepayment of Principal.  Borrower may
prepay principal, with accrued interest, at any time and the amount of principal so prepaid shall be available for further Draws by Borrower during the Draw Period to the extent that the prepayment of principal was not required under
Section 3.2.1.

                  3.3 Default Interest Rate; Late Payment Charge. In the event that any payment of principal or interest is not paid within five (5) days from on the date on which the same is due and payable, such payment shall continue as an obligation of the Borrower, and interest thereon from the due date of such payment and interest on the entire unpaid balance of the Loan shall accrue until paid in full at the lesser of (i) fifteen percent (15%) per annum, or (ii) the highest interest rate permitted under applicable law (the "Default Rate"). From and after the Maturity Date or upon acceleration of the Note, the entire unpaid principal balance of the Loan with all unpaid interest accrued thereon, and any and all other fees and charges then due at such maturity, shall bear interest at the Default Rate.

                  3.4 Date of Payment. If the date on which a payment of principal or interest on the Loan is due is a day other than a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day.

                  3.5 Application of Payments. All payments shall be applied first to costs of collection, next to late charges or other sums owing Lender, next to accrued interest, and then to principal, or in such other order or proportion as Lender, in its sole discretion, may determine.

                  3.6 Currency. All payments shall be made in United States Dollars.

         4. Warrant. As consideration for Lender making Credit Faculty available to Borrower, Borrower will issue and deliver Lender a Warrant to purchase thirty thousand (30,000) common shares, no par value of Borrower. The exercise price of the Warrant will be $4.00.

         5. Events of Default. The following shall constitute Events of Default:
(a) the default of Borrower in the payment of any interest or principal due under this Credit Agreement or the Note; (b) the failure of Borrower to perform or observe any other term or provision of, or covenant, agreement, or obligation under, this Credit Agreement or any other Loan Document; (c) any act, omission, or other event that constitutes an "Event of Default" under the Note; (d) any representation or warranty of Borrower contained in this Credit Agreement or in any other Loan Document, or in any certificate delivered by Borrower pursuant to this Credit Agreement or any other Loan Document, is false or misleading in any material respect when made or given; (e) Borrower becoming the subject of any order for relief in a proceeding under any Debtor Relief Law; (f) Borrower making an assignment for the benefit of creditors; (g) Borrower applying for or consenting to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer for it or for all or any part of its property or assets; (h) the

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appointment  of  any  receiver,  trustee,  custodian,  conservator,  liquidator, rehabilitator, or similar officer for Borrower, or for all or any part of the property or assets of Borrower, without the application or consent Borrower if such appointment continues undischarged or unstayed for sixty (60) calendar days; (i) Borrower instituting or consenting to any proceeding under any Debtor Relief Law with respect to Borrower, or all or any part of its property or assets, or the institution of any similar case or proceeding without the consent of Borrower, if such case or proceeding continues undismissed or unstayed for sixty (60) calendar days; (j) the dissolution or liquidation of Borrower, or the winding-up of the business or affairs of Borrower; (k) the taking of any action by Borrower to initiate any of the actions described in clauses (f) through (j) of this paragraph; (l) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against all or any material part of the property or assets of Borrower if such process is not released, vacated or fully bonded within sixty (60) calendar days after its issue or levy; or (m) any breach or default by Borrower under its Exclusive License Agreement with Abbott Laboratories, the occurrence of an Event of Default under Borrower's Series 2001-A Debentures, or any breach or default by Borrower under any loan agreement, promissory note, or other instrument evidencing indebtedness payable to a third party.

         6. Remedies On Default. Upon the occurrence of an Event of Default, at Lender's option, all unpaid principal and accrued interest, and all other amounts payable under this Credit Facility and any other Loan Document shall become immediately due and payable without presentment, demand, notice of non-payment, protest, or notice of non-payment. Lender also shall have all other rights, powers, and remedies available under this Credit Agreement and the Note or any other Loan Document, or accorded by law or at equity. All rights, powers, and remedies of Lender may be exercised at any time by Lender and from time to time after the occurrence of an Event of Default. All rights, powers, and remedies of Lender in connection with this Credit Agreement and the Note and any Loan Document are cumulative and not exclusive and shall be in addition to any other rights, powers, or remedies provided by law or equity.

         7. Representations and Warranties of Borrower. Borrower represents and warrants to Lender the following:

                  7.1 Organization; Capitalization. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of California and has all requisite corporate power and authority to own its property and to carry on its business as now being conducted.

                  7.2 Authority; Enforceability. Borrower has the power and authority to execute and deliver this Credit Agreement and each of the other Loan Documents, and to perform all of Borrower's obligations under this Credit Agreement and the other Loan Documents. This Credit Agreement and each of the other Loan Agreements is the valid and binding agreement and obligation of Borrower, enforceable in accordance with its respective terms, except to the extent limited by any bankruptcy, insolvency, or similar law affecting the rights of creditors generally. There are no corporate, contractual, statutory, regulatory, judicial, or other restrictions of any kind upon the power and authority of Borrower to execute and deliver this Credit Agreement or any other Loan Document, and to consummate the transactions contemplated by this Credit Agreement and the other Loan Documents, including, without limitation: (a) the payment of all principal and interest that may become due on the Loan; and (b) the issuance of the Warrant and common shares issuable upon the exercise of the Warrant. No action, approval or consent by, or notice to or filing with, any federal, state, municipal or other governmental department, commission, agency, regulatory authority, or court is necessary to make this Credit Agreement or the other Loan Documents the valid agreements binding upon Borrower in accordance with

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their respective  terms, or to consummate the transactions  contemplated by this
Credit Agreement and the other Loan Documents.

                  7.3 No Conflict. The execution and delivery of this Credit Agreement and the other Loan Documents, and the consummation of the transactions contemplated by this Credit Agreement and the other Loan Documents, do not and will not (a) violate any provisions of (i) any rule, regulation, statute, or law, or (ii) the terms of any order, writ or decree of any court or judicial or regulatory authority or body, or (iii) the Articles of Incorporation or Bylaws of Borrower, and (b) conflict with or result in a breach of any condition or provision or constitute a default under or pursuant to the terms of any contract, mortgage, lien, lease, agreement, debenture or instrument to which Borrower or any Subsidiary is a party, or which is or purports to be binding upon Borrower, any Subsidiary, or upon any of their respective properties, and
(c) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of Borrower or any Subsidiary.

                  7.4 Warrant and Warrant Shares. The Warrant, when issued pursuant to this Credit Agreement, will be a duly authorized, valid, and binding obligation of Borrower, enforceable in accordance with its terms. When issued and sold upon the exercise of the Warrant in accordance with its terms, the common shares of the Borrower will be validly issued and outstanding, fully paid and non-assessable.

                  7.5 Accuracy of Information. Borrower has delivered to Lender a copy of Borrower's financial statements for the year ended on December 31, 2001, as will be included in its Form 10-K for such fiscal year, its annual report on Form 10-K for the fiscal year ended December 31, 2000, and quarterly report on Form 10-Q for the fiscal quarter and nine months ended September 30, 2001 (the "Disclosure Documents"). The financial statements contained in the Disclosure Documents were prepared in accordance with generally accepted accounting principles, consistently applied, and accurately reflect the financial condition and results of operations of Borrower at and as of the dates reported. All financial information and other information contained in the Disclosure Documents was true and correct in all material respects when such reports were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in the case of the financial statements for the fiscal year ended December 31, 2001, is true and correct in all material respects on the date of this Credit Agreement, except for changes arising from operations in the ordinary course of business since December 31, 2001.

                  7.6 Taxes. Borrower has filed when due all federal, state and local income tax returns and has filed when due all other returns with respect to taxes which are required to be filed with the Internal Revenue Service and the appropriate authorities of the jurisdictions where business is transacted by them. All items and entries provided for or reflected in such returns are correct and are made on a proper basis. All amounts, if any, required to be paid, as shown on such returns, have been paid. None of such tax returns has been audited. There are no suits, actions, claims, or investigations, inquiries or proceedings now pending against Borrower in respect of taxes, governmental charges or assessments, nor are there any matters under discussion

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with any  governmental  authority  relating  to taxes,  governmental  charges or assessments asserted by any such authority.

                  7.7 Litigation. Except as disclosed in the Disclosure Documents, there are no lawsuits, arbitration proceedings, administrative proceedings, actions or claims pending or threatened against Borrower. No fine, penalty or other sanction has been imposed by any federal, state, local or municipal court, judicial, administrative or regulatory body or authority against Borrower. There is no outstanding order, writ, injunction or degree of any court, administrative agency or governmental body or arbitration tribunal against or affecting Borrower or any of its respective properties, assets, business or prospects.

         8. Affirmative Covenants. During the Draw Period, and until such time as the entire principal balance and accrued interest on the Loan, and all other amounts payable by Borrower under this Credit Agreement or any other Loan Document have been paid in full, Borrower shall comply with the following covenants and agreements:

                  8.1 Furnish Information. Borrower will, at Lender's request, furnish information to Lender relating to Borrower's business and financial affairs and permit Lender to examine Borrower's books and records.

                  8.2 Other Documents. Borrower will execute all other documents as Lender may reasonably require in connection with this Credit Agreement and
Note in order to perfect its lien or security interest in any of the collateral for the loan, or otherwise to give effect to the terms and conditions of the loan or guaranty for the loan.

                  8.3 Comply with Terms and Conditions. Borrower will comply with all terms and conditions of all other Loan Documents.

                  8.4 Financial Reports. Borrower will file with the Securities and Exchange Commission, when due, all quarterly reports, annual reports, current reports, and other documents required pursuant to the Exchange Act and within 5 days of the date such reports and other documents are so required to be filed, to mail to Lender a copy of such reports.

                  8.5 Limitation on Dividends and Other Distributions by Borrower. Borrower shall not declare or pay any dividend or other distribution of cash, other property, or evidences of indebtedness, on account of or with respect to any shares of capital stock.

                  8.6 Insurance. Borrower will, and will cause its Subsidiaries, to maintain insurance with responsible carriers against such risks and in such amounts as is customarily carried by similar businesses with such deductible as are customarily carried by similar businesses of similar size, including, without limitation, property and casualty loss, workers' compensation and interruption of business insurance.

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         9. Fees and Charges of Attorneys  and Others.  In the event that Lender employs attorneys, accountants, appraisers, consultants, or other professional assistance, including the services of any such person who is a direct employee of Lender, in connection with any of the following, then, the reasonable amount of costs, expenses, and fees incurred by Lender shall be payable on demand. Lender may, at its option, add the amount of such costs, expenses, and reasonable fees to the principal amount of the Loan. Lender thereafter may charge interest on such amount at the interest rate then applicable to the principal. Costs, expenses, and reasonable fees of professionals covered by this provision include such charges for the following:

                  9.1 The preparation, modification, or renewal of this Credit Agreement and the Note, or any other documentation incident to the loan transaction;

                  9.2 Any litigation, dispute, proceeding or action, whether instituted by Lender, Borrower, or any other person, relating to the Note or this Agreement, including representation of Lender in any bankruptcy, insolvency, or reorganization case or proceeding instituted by or against Borrower, and any attempt by Lender to enforce any rights against Borrower;

                  9.3 In the event of bankruptcy or insolvency proceedings (whether state or federal) instituted by or against Borrower or involving the Borrower or Property of the Borrower, the Lender may recover all costs, expenses, and reasonable attorney fees incurred to protect or defend Lender's rights under the Note, and other documents underlying the loan transactions whether such costs, expenses, and attorney fees be contractual or bankruptcy related, including costs, expenses, and attorney fees for meetings, sessions, matters, proceedings and litigation involving issues solely distinct to federal bankruptcy law, rules and proceedings as well as other federal and state litigation and proceedings;

                  9.4 The inspection, verification, protection, collection, processing, sale, liquidation, or disposition of security given for the Note;

                  9.5 The preparation and filing of all reports required to be filed by Lender under the Exchange Act during the term of this Credit Agreement in connection with the ownership, acquisition, or disposition of the Warrant, common shares, or other equity securities issued by Borrower.

         10. Maximum Permitted Interest. No provision of this Credit Agreement or any other Loan Document, or any transaction related thereto, shall be construed or so operate as to require the Borrower to pay interest at a greater rate than the maximum allowed by applicable state or federal law. Should any interest or other charges paid or payable by the Borrower in connection with the Loan result in the computation or earning of interest in excess of the maximum allowed by applicable state or federal law, then any and all such excess shall be and the same is hereby waived by Lender, and any and all such excess paid shall be credited automatically against and in reduction of the outstanding principal balance due of the Loan, and the portion of said excess which exceeds such principal balance shall be paid by Lender to the Borrower.

         11. Governing Law. This Credit Agreement shall be construed and governed in all respects by the laws of the State of California.

         12. Successors and Assigns. The provisions of this Credit Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of Borrower and Lender.

         13. Entire Agreement; Amendment. This Credit Agreement and the other Loan Documents constitute the full and entire understanding and agreement among the parties with regard to the subject matter thereof. This Credit Agreement and any term of this Credit Agreement may be amended, waived, discharged or terminated only by a written instrument signed by the party to be charged.

         14. Survival.  Borrower's  representations and warranties  contained in
this  Credit   Agreement  shall  survive  the  funding  of  each  Draw  and  any investigation made by any party until the Maturity Date.

         15. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given four (4) days after being deposited in the United States mail, certified postage prepaid, return receipt requested, or when delivered by hand, by messenger or express air freight service, in any case addressed as follows:

         To Lender:          Alfred D. Kingsley
                             909 Third Avenue, 30th Floor
                             New York, NY 10022
                             FAX:  (212) 350-5253

         To Borrower:        BioTime, Inc.
                             935 Pardee Street
                             Berkeley, California 94710
                             Attention: Paul Segall, Chief Executive Officer
                             FAX:  (510) 845-7914

                             with a copy to:
                             Richard S. Soroko, Esq.
                             Lippenberger, Thompson, Welch, Soroko & Gilbert LLP 201 Tamal Vista, Blvd.
                             Corte Madera, California  94925

Any party may change its address for the purpose of this Section 15 by giving notice to each other party in accordance with this Section 15.

         16. Delays and Omissions. No delay or omission to exercise any right, power, or remedy accruing to Lender, upon any breach or default of Borrower under this Credit Agreement or any other Loan Document, shall impair any such right, power, or remedy of Lender, nor shall it be construed to be a waiver of, or an acquiescence in, any such breach or default or any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of Lender of any breach or default by Borrower under this Credit Agreement or any other Loan Document, or any waiver of any provisions or conditions of this Credit Agreement or any other Loan Document by Lender, must be made in writing, and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement or by law and otherwise afforded to any party shall be cumulative and not alternative.

         17. Rules of Construction.

                  17.1 Titles and Subtitles. The titles or headings of the Sections and paragraphs of this Credit Agreement are for convenience of reference only and are not to be considered in construing this Credit Agreement.

                  17.2 Singular; Plural. Whenever appropriate in this Agreement, terms in the singular form shall include the plural (and vice versa) and any gender form shall include all others.

                  17.3   Section   Headings.   Section   headings  are  for  the
convenience of the parties and do not form a part of this Agreement.

                  17.4 Sections and Other References. References in this Agreement to sections, paragraphs, and exhibits are references to articles, sections, and paragraphs in this Agreement and schedules and exhibits attached to this Agreement unless specified otherwise.

         18. Severability. If one or more provisions of this Credit Agreement are held to be unenforceable under applicable law, each such unenforceable provision shall be excluded from this Credit Agreement and the balance of this Credit Agreement shall be interpreted as if each such unenforceable provision were so excluded, and the balance of this Credit Agreement as so interpreted shall be enforceable in accordance with its terms.

         19. Counterparts. This Credit Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


BORROWER:                           BIOTIME, INC.


                                    By _________________________________________


                                    Title ______________________________________


                                    By _________________________________________


                                    Title ______________________________________




LENDER:                             ____________________________________________
                                            Alfred D.  Kingsley

                                                                       EXHIBIT A

                              REVOLVING CREDIT NOTE

$300,000                                                          March 27, 2002

         FOR VALUE RECEIVED, the undersigned, BioTime, Inc., a California corporation (Borrower") hereby promises to pay to the order of Alfred D. Kingsley ("Lender") the principal sum of THREE HUNDRED THOUSAND DOLLARS ($300,000) or such lesser amount as may from time to time be outstanding as the Loan pursuant to that certain Revolving Line of Credit Agreement, of even date, between Borrower and Lender (the "Credit Agreement"), together with interest on the unpaid balance of the Loan at the rate or rates hereinafter set forth. This Revolving Credit Note is the Note described in the Credit Agreement. All capitalized terms not otherwise defined in this Note shall have the meanings defined in the Credit Agreement.

         1. Terms of Payment.

                  (a) Interest Rate. Interest shall accrue and be payable at the rate of 10% per annum on the outstanding principal balance of the Loan. Interest shall accrue from the date of each disbursement of principal pursuant to a Draw. Accrued interest shall be paid with principal. Interest will be charged on that part of outstanding principal of the Loan which has not been paid and shall be calculated on the basis of a 360-day year and a 30-day month.

                  (b) Payments of Principal. The outstanding principal balance of the Loan, together with accrued interest, shall be paid in full on the Maturity Date. "Maturity Date" means the earlier of (i) March 31, 2003, and (ii) such date on which Borrower shall have received an aggregate of $600,000 through
(A) the sale of capital stock, (B) the collection of license fees, signing fees, milestone fees, or similar fees under Borrower's Exclusive License Agreement with Abbott Laboratories, or under any other present or future agreement pursuant to which Borrower grants one or more licenses to use Borrower's patents or technology, (C) funds borrowed from other lenders, or (D) any combination of sources under clauses (A) through (C).

                  (c) Mandatory Prepayment of Principal. In the event that Borrower receives, in the aggregate, an amount of funds in excess of $300,000 but less than $600,000 from sources described in clauses (A) through (C) of paragraph (b) of this Section 1, Borrower shall use the funds in excess of $300,000 to prepay principal, plus accrued interest, within two business days after such funds are received by Borrower, and the amount of principal so prepaid shall not be available for further Draws by Borrower during the Draw Period.

                  (d) Optional Prepayment of Principal. Borrower may prepay principal, with accrued interest, at any time and the amount of principal so prepaid shall be available for further Draws by Borrower during the Draw Period to the extent that the prepayment of principal was not required under paragraph
(c) of this Section 1.

                  (e) Default Interest Rate. In the event that any payment of principal or interest is not paid within five (5) days from on the date on which the same is due and payable, such payment shall continue as an obligation of the Borrower, and interest thereon from the due date of such payment and interest on the entire unpaid balance of the Loan shall accrue until paid in full at the lesser of (i) fifteen percent (15%) per annum, or (ii) the highest interest rate permitted under applicable law (the "Default Rate"). From and after the Maturity Date or upon acceleration of the Note, the entire unpaid principal balance of the Loan with all unpaid interest accrued thereon, and any and all other fees and charges then due at such maturity, shall bear interest at the Default Rate.

                  (f) Date of Payment. If the date on which a payment of principal or interest on the Loan is due is a day other than a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day.

                  (g) Application of Payments. All payments shall be applied first to costs of collection, next to late charges or other sums owing Lender, next to accrued interest, and then to principal, or in such other order or proportion as Lender, in its sole discretion, may determine.

                  (h) Currency. All payments shall be made in United States Dollars.

         2. Events of Default. The following shall constitute Events of Default:
(a) the default of Borrower in the payment of any interest or principal due under this Note or the Credit Agreement; (b) the failure of Borrower to perform or observe any other term or provision of this Note, or any term, provision, covenant, or agreement in the Credit Agreement or any other Loan Document; (c) any act, omission, or other event that constitutes an "Event of Default" under the Credit Agreement; (d) any representation or warranty of Borrower contained in the Credit Agreement or in any other Loan Document, or in any certificate delivered by Borrower pursuant to the Credit Agreement or any other Loan Document, is false or misleading in any material respect when made or given; (e) Borrower becoming the subject of any order for relief in a proceeding under any Debtor Relief Law (as defined below); (f) Borrower making an assignment for the benefit of creditors; (g) Borrower applying for or consenting to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer for it or for all or any part of its property or assets; (h) the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer for Borrower, or for all or any part of the property or assets of Borrower, without the application or consent Borrower, if such appointment continues undischarged or unstayed for sixty (60) calendar days; (i) Borrower instituting or consenting to any proceeding under any Debtor Relief Law with respect to Borrower or all or any part of its property or assets, or the institution of any similar case or proceeding without the consent of Borrower, if such case or proceeding continues undismissed or unstayed for sixty (60) calendar days; (j) the dissolution or liquidation of Borrower, or the winding-up of the business or affairs of Borrower; (k) the taking of any action by Borrower to initiate any of the actions described in clauses (f) through (j) of this paragraph; (l) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against all or any material part of the property or assets of Borrower if such process is not released, vacated or fully bonded within sixty (60) calendar days after its issue or levy; or (m) any breach or default by Borrower under its Exclusive License Agreement with Abbott Laboratories, the occurrence of an Event of Default under Borrower's Series 2001-A Debentures, or any breach or default by Borrower under any loan agreement, promissory note, or other instrument evidencing indebtedness payable to a third party. As used in this Note, the term "Debtor Relief Law" means the Bankruptcy Code of the United States of America, as amended, or any other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief law affecting the rights of creditors generally.

         3. Remedies On Default. Upon the occurrence of an Event of Default, at Lender's option, all unpaid principal and accrued interest, and all other amounts payable under this Note shall become immediately due and payable without presentment, demand, notice of non-payment, protest, or notice of non-payment. Lender also shall have all other rights, powers, and remedies available under the Credit Agreement and any other Loan Document, or accorded by law or at equity. All rights, powers, and remedies of Lender may be exercised at any time by Lender and from time to time after the occurrence of an Event of Default. All rights, powers, and remedies of Lender in connection with this Note and any other Loan Document are cumulative and not exclusive and shall be in addition to any other rights, powers, or remedies provided by law or equity.

         4. Miscellaneous.

                  (a) Borrower and all guarantors and endorsers of this Note severally waive (i) presentment, demand, protest, notice of dishonor, and all other notices; (ii) any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of the security for this Note, and (iii) any other cause of release or discharge other than actual payment in full of all indebtedness evidenced by or arising under this Note.

                  (b) No delay or omission of Lender to exercise any right, whether before or after an Event of Default, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance of any past-due amount at any time by the Lender shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable. The Lender shall not be deemed, by any act or omission, to have waived any of Lender's rights or remedies under this Note unless such waiver is in writing and signed by Lender and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

                  (c) Lender may accept, indorse, present for payment, and negotiate checks marked "payment in full" or with words of similar effect without waiving Lender's right to collect from Borrower the full amount owed by Borrower.

                  (d) Time is of the essence under this Note. Upon any Event of Default, the Lender may exercise all rights and remedies provided for in this Note and by law, including, but not limited to, the right to immediate payment in full of this Note.

                  (e) The rights and remedies of the Lender as provided in this Note, in the Credit Agreement and in law or equity, shall be cumulative and concurrent, and may be pursued singularly, successively, or together at the sole discretion of the Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or a release of any such right or remedy.

                  (f) It is expressly agreed that if this Note is referred to an attorney or if suit is brought to collect this Note or any amount due under this Note, or to enforce or protect any rights conferred upon Lender by this Note then Borrower promises and agrees to pay on demand all costs, including without limitation, reasonable attorneys' fees, incurred by Lender in the enforcement of Lender's rights and remedies under this Note, and such other agreements.

                  (g) The terms, covenants, and conditions contained in this Note shall be binding upon the heirs, executors, administrators, successors, and assigns of Borrower, and each of them, and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of Lender.

                  (h) This Note shall be construed under and governed by the laws of the State of California without regard to conflicts of law.

                  (i) No provision of this Note shall be construed or so operate as to require the Borrower to pay interest at a greater rate than the maximum allowed by applicable state or federal law. Should any interest or other charges paid or payable by the Borrower in connection with this Note or the Loan result in the computation or earning of interest in excess of the maximum allowed by applicable state or federal law, then any and all such excess shall be and the same is hereby waived by Lender, and any and all such excess paid shall be credited automatically against and in reduction of the outstanding principal balance due of the Loan, and the portion of said excess which exceeds such principal balance shall be paid by Lender to the Borrower.

BORROWER:                  BIOTIME, INC.


                           By ______________________________________________

                           Title ___________________________________________


                           By ______________________________________________

                           Title ___________________________________________

                                                                       EXHIBIT B



                                 ---------------

                                Warrant Agreement

                           Dated as of March 27, 2002

                                 ---------------

         WARRANT AGREEMENT, dated as of March 27, 2002, between BioTime, Inc., a California corporation (the "Company"), and Alfred D. Kingsley (the "Lender").

         The Company proposes to issue a Common Share Purchase Warrant, as hereinafter described (the "Warrants"), to purchase up to an aggregate of 30,000 of its Common Shares, no par value (the "Common Stock") (the shares of Common Stock issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares"), in connection with the Revolving Line of Credit Agreement of even date (the "Credit Agreement"), between the Company and the Lender.

         In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrant and the respective rights and obligations thereunder of the Company and each registered owner of the Warrant (the "Holder"), the Company and the Lender hereby agree as follows:

         SECTION 1. Issuance of Warrants; Term of Warrants. Concurrently with the execution and delivery of this Agreement and the Credit Agreement, the Company is issuing and delivering to the Lender a Warrant to purchase 30,000 Warrant Shares, which Warrant shall be represented by a certificate in substantially the form of Exhibit A hereto. Subject to the terms of this Agreement, a Holder of any of such Warrant (including any Warrants into which the Warrant may be divided) shall have the right, which may be exercised at any time prior to 5:00 p.m., New York Time on March 26, 2007 (the "Expiration Date"), to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase upon exercise of any of such Warrant.

         SECTION 2. Transferability and Form of Warrant.

                  2.1 Registration. The Warrant shall be numbered and shall be registered on the books of the Company (the "Warrant Register") as issued. The Company and the Warrant Agent (if appointed) shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of any Warrant which is registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with such knowledge of such facts that its participation therein amounts to bad faith. The Warrant shall initially be registered in the name of the Lender.

                  2.2 Restrictions on Exercise and Transfer. The Warrant may not be exercised, sold, pledged, hypothecated, transferred or assigned, in whole or in part, unless a registration statement under the Securities Act of 1933, as amended (the "Act"), and under any applicable state securities laws is effective therefor or, an exemption from such registration is then available. Any exercise, sale, pledge, hypothecation, transfer, or assignment in violation of the foregoing restriction shall be deemed null and void and of no binding effect. The Company shall be entitled to obtain, as a condition precedent to its issuance of any certificates representing Warrant Shares or any other securities issuable upon any exercise of the Warrant, a letter or other instrument from the Holder containing such covenants, representations or warranties by such Holder as reasonably deemed necessary by Company to effect compliance by the Company with the requirements of applicable federal and/or state securities laws.

                  2.3 Transfer. Subject to Section 2.2, the Warrant shall be transferable only on the Warrant Register upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer, which endorsement shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company (or the Warrant Agent, if appointed). In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company (or the Warrant Agent, if appointed) in its discretion. Upon any registration of transfer, the Company shall execute and deliver (or if appointed, the Warrant Agent shall countersign and deliver) a new Warrant or Warrants to the persons entitled thereto.

                  2.4 Form of Warrant. The text of the Warrant and of the Purchase Form shall be substantially as set forth in Exhibit A attached hereto. The price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its Chairman of the Board, President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or Assistant Secretary. The signature of any such officers on the Warrants may be manual or facsimile, provided, however, that the signature of any such officers must be manual until such time as a Warrant Agent is appointed.

                  Warrants bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such offices prior to the delivery of such Warrants or did not hold such offices on the date of this Agreement.

                  In the event that the Company shall appoint a Warrant Agent to act on its behalf in connection with the division, transfer, exchange or exercise of Warrants, the Warrants issued after the date of such appointment shall be dated as of the date of countersignature thereof by the Warrant Agent upon division, exchange, substitution or transfer. Until such time as the Company shall appoint a Warrant Agent, Warrants shall be dated as of the date of execution thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

         SECTION 3. Countersignature of Warrants. In the event that the Company shall appoint a Warrant Agent to act on its behalf in connection with the division, transfer, exchange or exercise of Warrants, the Warrants issued after the date of such appointment shall be countersigned by the Warrant Agent (or any successor to the Warrant Agent then acting as warrant agent) and shall not be valid for any purpose unless so countersigned. Warrants may be countersigned, however, by the Warrant Agent (or by its successor as warrant agent hereunder) and may be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The Warrant Agent (if so appointed) shall, upon written instructions of the Chairman of the Board, the President, an Executive or Senior Vice President, the Treasurer or the Controller of the Company, countersign, issue and deliver Warrants entitling the Holders thereof to purchase not more than 30,000 Warrant Shares (subject to adjustment pursuant to Section 10 hereof) and shall countersign and deliver Warrants as otherwise provided in this Agreement.

         SECTION 4. Exchange of Warrant Certificates. Each Warrant certificate may be exchanged, at the option of the Holder thereof, for another Warrant certificate or Warrant certificates in different denominations entitling the Holder or Holders thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle each Holder to purchase. Any Holder desiring to exchange a Warrant certificate or certificates shall make such request in writing delivered to the Company at its principal office (or, if a Warrant Agent is appointed, the Warrant Agent at its principal office) and shall surrender, properly endorsed, the certificate or certificates to be so exchanged. Thereupon, the Company (or, if appointed, the Warrant Agent) shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested, in such name or names as such Holder shall designate.

         SECTION 5. Exercise of Warrants; Listing.

                  5.1 Exercise of Warrants. A Warrant may be exercised upon surrender of the certificate or certificates evidencing the Warrants to be exercised, together with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc., to the Company at its principal office (or if appointed, the principal office of the Warrant Agent) and upon payment of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 9 and 10 hereof) to the Company (or if appointed, to the Warrant Agent for the account of the Company), for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Warrant Price (defined in Section 9 herein) shall be made in cash or by certified or bank cashier's check.

                  Subject to Section 6 hereof, upon the surrender of the Warrant and payment of the Warrant Price as aforesaid, the Company (or if appointed, the Warrant Agent) shall cause to be issued and delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrant, together with cash, as provided in Section 11 hereof, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Warrant Price, as aforesaid. The rights of purchase represented by the Warrant shall be exercisable, at the election of the Holder thereof, either in full or from time to time in part and, in the event that a certificate evidencing the Warrant is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the date of expiration of the Warrant, a new certificate evidencing the unexercised portion of the Warrant will be issued, and the Warrant Agent (if so appointed) is hereby irrevocably authorized to countersign and to deliver the required new Warrant certificate or certificates pursuant to the provisions of this Section and Section 3 hereof, and the Company, whenever required by the Warrant Agent (if appointed), will supply the Warrant Agent with Warrant certificates duly executed on behalf of the Company for such purpose.

                  5.2 Listing of Shares on Securities Exchange; Exchange Act Registration. The Company will promptly use its best efforts to cause the Warrant Shares to be listed, subject to official notice of issuance, on all national securities exchanges on which the Common Stock is listed and whose rules and regulations require such listing, as soon as possible following the date hereof.

                  The Company will promptly notify the Holders in the event that the Company plans to register the Warrants with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         SECTION 6. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Warrant Shares in a name other than that of the registered Holder of such Warrants.

         SECTION 7. Mutilated or Missing Warrants. In case any of the certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and deliver (and, if appointed, the Warrant Agent shall countersign and deliver) in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent (if so appointed) of such loss, theft or destruction of such Warrant and an indemnity or bond, if requested, also reasonably satisfactory to them. An applicant for such a substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company (or the Warrant Agent, if so appointed) may prescribe.

         SECTION 8. Reservation of Warrant Shares; Purchase and Cancellation of Warrants.

                  8.1 Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants and any additional Warrants issuable hereunder. The Transfer Agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent, if appointed, will be irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed stock certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 11 hereof. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to subsection 10.3 hereof.

                  8.2 Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreements or herein, with the consent of the Holder, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

                  8.3 Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire Warrants, the same shall thereupon be cancelled and retired. The Warrant Agent (if so appointed) shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

         SECTION 9.  Warrant  Price.  Subject  to any  adjustments  required  by
Section 10 hereof, the price per share at which Warrant Shares shall be purchasable upon exercise of a Warrant (as to any particular Warrant, the "Warrant Price") shall be Four Dollars ($4.00) per share.

         SECTION 10. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

                  10.1 Adjustments. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

                           (a) In the  event  that the  Company  shall (i) pay a
dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) reclassify or change (including a change to the right to receive, or a change into, as the case may be (other than with respect to a merger or consolidation pursuant to the exercise of appraisal rights), shares of stock, other securities, property, cash or any combination thereof) its Common Stock (including any such reclassification or change in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company or other property which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph
(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                           (b) In case the Company shall issue  rights,  options
or warrants to all holders of its outstanding Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in paragraph (d) below), the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore pur chasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase in connection with such rights, options or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the current market price per share of Common Stock at such record date. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                           (c) In  case  the  Company  shall  distribute  to all
holders of its shares of Common Stock, (including any distribution made in connection with a merger in which the Company is the surviving corporation), evidences of its indebtedness or assets (excluding cash, dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph
(d) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined by the Board of Directors of the Company or, in the case of Warrants held by the Lender, an independent investment banker which shall be mutually agreeable to the parties, whose determination, in each case, shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

                           (d)  For  the  purpose  of  any   computation   under
paragraphs (b) and (c) of this Section, the current market price per share of Common Stock at any date shall be the average of the daily last sale prices for the 20 consecutive trading days ending one trading day prior to the date of such computation. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not so listed or admitted to trading, the last sale price of the Common Stock on the Nasdaq Stock Market or any comparable system. If the current market price of the Common Stock cannot be so determined, the Board of Directors of the Company shall reasonably determine the current market price on the basis of such quotations as are available.

                           (e) No  adjustment  in the number of  Warrant  Shares
purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made with respect to the number of Warrant Shares purchasable hereunder, to the nearest tenth of a share and with respect to the Warrant Price payable hereunder, to the nearest whole cent.

                           (f) Whenever the number of Warrant Shares purchasable
upon the exercise of each Warrant is adjusted, as herein provided, the Warrant Price payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

                           (g) No  adjustment  in the number of  Warrant  Shares
purchasable upon the exercise of each Warrant need be made under paragraphs (b) and (c) if the Company issues or distributes to each Holder of Warrants the rights options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which each Holder of Warrants would have been entitled to receive had the Warrants been exercised prior to the happening of such event or the record date with respect thereto. No adjustment need be made for a change in the par value of the Warrant Shares.

                           (h) For the purpose of this subsection 10.1, the term
"shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holders shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs (a) through (i), inclusive, and the provisions of Section 5 and subsections 10.2 through 10.5, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other securities.

                           (i)  Upon  the  expiration  of any  rights,  options,
warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Warrant Price and the number of Warrant Shares purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised.

                  10.2 Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of the Warrants, reduce the then current Warrant Price to any amount deemed appropriate by the Board of Directors of the Company.

                  10.3 Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Warrant Price of such Warrant Shares is adjusted, as herein provided, the Company shall, or in the event that a Warrant Agent is appointed, the Company shall cause the Warrant Agent promptly to, mail by first class, postage prepaid, to each Holder notice of such adjustment or adjustments. Such notice shall set forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

                  10.4 No Adjustment for Dividends. Except as provided in subsection 10.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

                  10.5 Preservation of Purchase Rights Upon Merger, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute an agreement that each Holder shall have the right thereafter, upon such Holder's election, either (i) upon payment of the Warrant Price in effect immediately prior to such action, to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property (including cash) which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action (such shares and other securities and property (including cash) being referred to as the "Sale Consideration") or (ii) to receive, in cancellation of such Warrant

(and in lieu of paying the Warrant price and exercising such Warrant), the Sale Consideration less a portion thereof having a fair market value (as reasonably determined by the Company) equal to the Warrant Price (it being understood that, if the Sale Consideration consists of more than one type of shares, other securities or property, the amount of each type of shares, other securities or property to be received shall be reduced proportionately); provided, however, that no adjustment in respect of dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. The Company shall mail by first class mail, postage prepaid, to each Holder, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 10. The provisions of this subsection 10.5 shall similarly apply to successive consolidations, mergers, sales, transfers or leases. The Warrant Agent (if appointed) shall be under no duty or responsibility to determine the correctness of any provisions contained in any such agreement relating to the kind or amount of shares of stock or other securities or property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments and shall be entitled to rely upon the provisions contained in any such agreement.

                  10.6 Statement on Warrants. Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants issued before or after such adjustment may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         SECTION 11. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the average of the daily closing sale prices (determined in accordance with paragraph (d) of subsection 10.1) per share of Common Stock for the 20 consecutive trading days ending one trading day prior to the date the Warrant is presented for exercise, multiplied by such fraction.

         SECTION 12. No Rights as Shareholders; Notices to Holders. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

                  (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a regular cash dividend, as such dividend may be increased from time to time, or a dividend payable in shares of Common Stock) to the holders of its shares of Common Stock; or

                  (b) the Company shall offer to the holders of its shares of Common Stock on a pro rata basis any cash, additional shares of Common Stock or other securities of the Company or any right to subscribe for or purchase any thereof; or

                  (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, sale, transfer or lease of all or substantially all of its property, assets, and business as an entirety) shall be proposed, then in any one or more of said events the Company shall (a) give notice in writing of such event as provided in Section 14 hereof and (b) if the Warrants have been registered pursuant to the Act, cause notice of such event to be published once in The Wall Street Journal (national edition), such giving of notice and publication to be completed at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription rights or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up or the date of expiration of such offer. Such notice shall specify such record date or the date of closing the transfer books or the date of expiration, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up, or such offer.

         SECTION 13. Appointment of Warrant Agent. At such time as the Company shall register Warrants under the Act, the Company shall appoint a Warrant Agent to act on behalf of the Company in connection with the issuance, division, transfer and exercise of Warrants. At such time as the Company appoints a Warrant Agent, the Company shall enter into a new Warrant Agreement with the
Warrant Agent pursuant to which all new Warrants will be issued upon registration of transfer or division, which will reflect the appointment of the Warrant Agent, as well as additional customary provisions as shall be reasonably requested by the Warrant Agent in connection with the performance of its duties. In the event that a Warrant Agent is appointed, the Company shall (i) promptly notify the Holders of such appointment and the place designated for transfer, exchange and exercise of the Warrants, and (ii) take such steps as are necessary to insure that Warrants issued prior to such appointment may be exchanged for Warrants countersigned by the Warrant Agent.

         SECTION 14. Notices; Principal Office. Any notice pursuant to this Agreement by the Company or by any Holder to the Warrant Agent (if so appointed), or by the Warrant Agent (if so appointed) or by any Holder to the Company, shall be in writing and shall be delivered in person, or mailed first class, postage prepaid (a) to the Company, at its office, Attention: President or (b) to the Warrant Agent, at its offices as designated at the time the Warrant Agent is appointed. The address of the principal office of the Company is 935 Pardee Street, Berkeley, California 94710. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice to the other party.

                  Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to the Holders shall be in writing and shall be mailed first class, postage prepaid, or otherwise delivered, to such Holders at their respective addresses on the books of the Company or the Warrant Agent, as the case may be.

         SECTION 15. Successors. Except as expressly provided herein to the contrary, all the covenants and provisions of this Agreement by or for the benefit of the Company and the Lender shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

         SECTION 16. Merger or Consolidation of the Company. The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

         SECTION 17. Investment Representations. Lender represents and warrants to BioTime that:

                  17.1 Lender has received the Company's financial statements for the year ended on December 31, 2001, as will be included in its Form 10-K for such fiscal year, its annual report on Form 10-K for the fiscal year ended December 31, 2000, and quarterly report on Form 10-Q for the fiscal quarter and nine months ended September 30, 2001 (the "Disclosure Documents"). Lender is relying on the information provided in the Disclosure Documents or otherwise communicated to Lender in writing by the Company. Lender has not relied on any statement or representations inconsistent with those contained in the Disclosure Documents. Lender has had a reasonable opportunity to ask questions of and receive answers from the executive officers and directors of the Company, or one or more of its officers, concerning the Company and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the information in the Disclosure Documents. All such questions have been answered to Lender's satisfaction;

                  17.2 Lender understands that the Warrant and the Warrant Shares are being offered and sold without registration under the Act or qualification under the California Corporate Securities Law of 1968, or under the laws of other states, in reliance upon the exemptions from such registration and qualification requirements for non-public offerings. Lender acknowledges and understands that the availability of the aforesaid exemptions depends in part upon the accuracy of certain of the representations, declarations and warranties contained herein, which Lender hereby makes with the intent that they may be relied upon by the Company and its officers and directors in determining Lender's suitability to acquire the Warrant. Lender understands and acknowledges that no federal, state or other agency has reviewed or endorsed the offering of the Warrant or the Warrant Shares or made any finding or determination as to the fairness of the offering or completeness of the information in the Disclosure Documents;

                  17.3 Lender understands that the Warrant and the Warrant Shares may not be offered, sold, or transferred in any manner, and the Warrant may not be exercised, unless subsequently registered under the Act, or unless there is an exemption from such registration available for such offer, sale or transfer;

                  17.4 Lender has such knowledge and experience in financial and business matters to enable Lender to utilize the information contained in the Disclosure Documents, or otherwise made available to Lender to evaluate the merits and risks of an investment in the

Warrant and the Warrant Shares and to make an informed investment decision with respect thereto.

                  17.5 Lender is acquiring the Warrant solely for Lender's own account and for long-term investment purposes, and not with a view to, or for sale in connection with, any distribution of the Warrant or Warrant Shares; and

                  17.6 Lender is an "accredited investor," as such term is defined in Regulation D promulgated under the Act.

         SECTION 18. Registration Rights.

                  18.1 The Company agrees, at its expense, upon written request from the Lender, to register under the Act, the Warrant and the Warrant Shares and to take such other actions as may be necessary to allow the Warrant and the Warrant Shares to be freely tradable, without restrictions, in compliance with all regulatory requirements. A written request for registration shall specify the quantity of the Warrant Shares intended to be sold, the plan of distribution and the identity of the sellers, which may include the Lender and assignees of its rights hereunder (collectively, "Selling Securities Holders"), and whether the registration shall be pursuant to an underwritten public offering or a "shelf' registration pursuant to Rule 415 (or similar rule that may be adopted by the Securities and Exchange Commission). The Company shall not be obligated to file more than two such registration statements, other than registration statements on Form S-3. The Company shall keep such registration statements effective for a period of at least nine months, except that registration statements on Form S-3 shall be kept effective for at least three years ( or such lesser period as the parties may agree, but in no event beyond the completion of the distribution or distributions being made pursuant thereto). The Company shall utilize Form S-3 if it qualifies for such use. The Company shall make all filings required with respect to the registration statements and will use its best efforts to cause such filings to become effective, so that the Warrant and Warrant Shares being registered shall be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as shall be reasonably appropriate for distribution of the Warrant and Warrant Shares covered by the registration statement. The Company will furnish to the Selling Securities Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act and such other related documents as the Selling Securities Holders may reasonably request in order to effect the sale of the Warrant and Warrant Shares. To effect any offering pursuant to a registration statement under this Section, the Company shall enter into an agreement containing customary representations and warranties, and indemnification and contribution provisions, all for the benefit of Selling Securities Holders, and, in the case of an Underwritten public offering. an underwriting agreement with an investment banking firm selected by the Lender and reasonably acceptable to the Company, containing such customary representations and warranties, and indemnification and contribution provisions

                  18.2 If, at any time, the Company proposes to register any of its securities under the Act (otherwise than pursuant to Section 18.1 above or on a Form S-8 if such form cannot be used for registration of the Warrant or Warrant Shares pursuant to its terms), the Company shall, as promptly as practicable, give written notice to the Lender. The Company shall include in such registration statement the Warrant and any Warrant Shares proposed to be sold by the Selling

Securities Holders. Notwithstanding the foregoing, if the offering of the Company's securities is to be made through underwriters, the Company shall not be required to include the Warrant and Warrant Shares if and to the extent that the managing underwriter reasonably believes in good faith that such inclusion would materially adversely affect such offering unless the Selling Securities Holders agree to postpone their sales until 10 days after the distribution is completed.

                  18.3 The Company shall pay the cost of the registration statements filed pursuant to this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including counsel's fees and expenses in connection therewith), printing expenses, messenger and delivery expenses, internal expenses of the Company, listing fees and expenses, and fees and expenses of the Company's counsel, independent accountants and other persons retained or employed by the Company. Selling Securities Holders shall pay any underwriters discounts applicable to the Warrant and Warrant Shares.

         SECTION 19. Legends. The Warrants and Warrant Shares issued pursuant to this Agreement shall bear an appropriate legend, conspicuously disclosing the restrictions on exercise and transfer under Section 2.2 of this Agreement until the same are registered for sale under the Act. The Company agrees that upon the sale of the Warrant and Warrant Shares pursuant to a registration statement or an exemption, upon the presentation of the certificates containing such a legend to it's transfer agent, it will remove such legend. The Company further agrees to remove the legend at such time as registration under the Act shall no longer be required.

         SECTION 20. Applicable Law. This Agreement and each Warrant issued hereunder shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

         SECTION 21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent (if appointed) and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of the Warrants.

         SECTION 22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 23. Captions. The captions of the Sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                            BIOTIME, INC.


                                            By:

                                               Name: Paul Segall, Ph.D

                                               Title: Chairman and Chief
                                                      Executive Officer


Attest:

By:
   Name: Judith Segall
   Title: Secretary

                                            ____________________________________
                                                       Alfred D. Kingsley

                                                                       EXHIBIT A

         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED, SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED EXCEPT UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


               VOID AFTER 5:00 P.M. NEW YORK TIME, March 26, 2007


Certificate No. ______                                       Warrant to Purchase
                                                       [Insert number of Shares]
                                                          Shares of Common Stock


                                  BIOTIME, INC.
                         COMMON SHARE PURCHASE WARRANTS

         This certifies that, for value received, [Insert name of Holder] or registered assigns (the "Holder"), is entitled to purchase from BioTime, Inc. a California corporation (the "Company"), at a purchase price per share [Insert Warrant Price determined pursuant to Sections 9 and 10 of the Warrant Agreement] (the "Warrant Price"), the number of its Common Shares, no par value per share
(the "Common Stock"), shown above. The number of shares purchasable upon exercise of the Common Share Purchase Warrants (the "Warrants") and the Warrant Price are subject to adjustment from time to time as set forth in the Warrant Agreement referred to below. Outstanding Warrants not exercised prior to 5:00 p.m., New York time, on March 26, 2007 shall thereafter be void.

         Subject to restriction specified in the Warrant Agreement, Warrants may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form on the reverse side hereof duly executed, which signature shall be guaranteed by a bank or trust company or a broker or dealer which is a member of the National Association of Securities Dealers, Inc., and simultaneous payment of the Warrant Price (or as otherwise set forth in Section 10.5) of the Warrant Agreement at the principal office of the Company (or if a Warrant Agent is appointed, at the principal office of the Warrant Agent). Payment of such price shall be made in cash or by certified or bank cashier's check. As provided in the Warrant Agreement, the Warrant Price and the number or kind of shares which may be purchased upon the exercise of the Warrant evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

         This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of March 27, 2002 between the Company and Alfred D. Kingsley and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this

Warrant Certificate by acceptance of this Warrant Certificate consents. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company. In the event that pursuant to Section 13 of the Warrant Agreement a Warrant Agent is appointed and a new warrant agreement entered into between the Company and such Warrant Agent, then such new warrant agreement shall constitute the Warrant Agreement for purposes hereof and this Warrant Certificate shall be deemed to have been issued pursuant to such new warrant agreement.

         Upon any  partial  exercise of the Warrant  evidenced  by this  Warrant
Certificate,  there  shall  be  issued  to  the  Holder  hereof  a  new  Warrant
Certificate in respect of the shares of Common Stock as to which the Warrant evidenced by this Warrant Certificate shall not have been exercised. This
Warrant Certificate may be exchanged at the office of the Company (or the Warrant Agent, if appointed) by surrender of this Warrant Certificate properly endorsed either separately or in combination with one or more other Warrant Certificates for one or more new Warrant Certificates evidencing the right of the Holder thereof to purchase the aggregate number of shares as were purchasable on exercise of the Warrants evidenced by the Warrant Certificate or Certificates exchanged. No fractional shares will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement. This Warrant Certificate is transferable at the office of the Company (or the Warrant Agent, if appointed) in the manner and subject to the limitations set forth in the Warrant Agreement.

         The Holder hereof may be treated by the Company, the Warrant Agent (if appointed) and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding, and until such transfer on such books, the Company (and the Warrant Agent, if appointed) may treat the Holder hereof as the owner for all purposes.

         Neither the Warrant nor this Warrant Certificate entitles any Holder to any of the rights of a stockholder of the Company.

         [This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.]*

DATED:

                                                     BIOTIME, INC.


(Seal)                                               By:________________________

                                                     Title:

Attest:____________________


[COUNTERSIGNED:

                                    ,
WARRANT AGENT


By: _________________________________]*
         Authorized Signature

--------------------
* To be part of the Warrant only after the appointment of a Warrant Agent pursuant to Section 13 of the Warrant Agreement.

                                  PURCHASE FORM

                    (To be executed upon exercise of Warrant)


To BioTime, Inc.:

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, _____ shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or bank cashier's check in the amount of $_________.

         Please issue a certificate or certificates for such shares of Common Stock in the name of, and pay any cash for any fractional share to:

PLEASE INSERT SOCIAL SECURITY                 NAME
OR OTHER IDENTIFYING NUMBER                        (Please Print Name &
OF ASSIGNEE                                          Address)


___________________________                   Address

___________________________                   Signature

                                                   NOTE: The   above   signature
                                                         should       correspond
                                                         exactly  with  the name
                                                         on  the  face  of  this
                                                         Warrant  Certificate or
                                                         with  the  name  of the
                                                         assignee  appearing  in
                                                         the   assignment   form
                                                         below.

And, if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the share purchasable thereunder less any fraction of a share paid in cash.

                                   ASSIGNMENT

          (To be executed only upon assignment of Warrant Certificate)

         For value received, _____________ hereby sells, assigns and transfers unto _______________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated:___________________                       ________________________________
                                                NOTE: The above signature should
                                                      correspond   exactly  with
                                                      the  name  on the  face of
                                                      this Warrant Certificate.